UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                         333-119034                98-0432681
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)



Suite 600 - 666  Burrard  Street,  Park  Place,  Vancouver,  BC, Canada V6C 2X8
--------------------------------------------------------------------------------
             (Address of principal executive offices and Zip Code)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
                   Suite 600 - 666 Burrard Street, Park Place
                   Vancouver, British Columbia, Canada V6C 2X8

       Registrant's telephone number, including area code: (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events.

     On April 29, 2005, China Health Holding, Inc. (the "Company") formed two wholly owned subsidiaries: (1) China Health World Pharmaceutical Corporation, a Nevada corporation; and (2) China Health World Trade Corporation, a Nevada corporation. Both subsidiaries are currently dormant with no operating activity. The Company plans to conduct its proposed pharmaceutical operations through China Health World Pharmaceutical Corporation and its proposed sales activities through China Health World Trade Corporation.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         China Health Holding, Inc.


Date: May 3, 2005                        /s/ Julianna Lu
                                         ----------------------------------
                                         Julianna Lu
                                         Chief Operation Officer /PRESIDENT
                                         Chief Financial Officer/DIRECTOR


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